UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2008
                         -------------------------------

                            Implantable Vision, Inc.
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             (Exact name of registrant as specified in its charter)

          Utah                    0-10315                 95-4091368
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     (State or other           (Commission            (I.R.S. Employer
      jurisdiction of           File Number)          Identification No.)
      incorporation)

                  25730 Lorain Road, North Olmsted, Ohio 44070
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 243-0721
                            -------------------------

                                       N/A
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                   (Former name or former address, if changed
                              since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On July 2, 2008, Richard C. Weiner submitted to the Board of Directors of Implantable Vision, Inc. (the "Company") his resignation as a director of the Company, effective July 2, 2008.

     On July 9, 2008, Stanford W. Slifer submitted to the Board of Directors of the Company his resignation as a director of the Company, effective July 9, 2008.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IMPLANTABLE VISION, INC.



                                  By:  /s/ George Rozakis
                                     ----------------------------------------
                                  Name:    Dr. George Rozakis
                                  Title:   President and CEO


Dated:   July 9, 2008